UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 21, 2016

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-11783	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA	17325
(Address of principal executive offices)	(Zip Code)

717.334.3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 8.01                                           Other Events

On November 22, 2016, ACNB Corporation (“ACNB”) issued a press release announcing the signing of a definitive agreement dated November 21, 2016 to acquire New Windsor Bancorp, Inc. (“NW Bancorp”) and NW Bancorp’s wholly-owned subsidiary, New Windsor State Bank (“NWS Bank”). A copy of the press release is furnished herewith as Exhibit 99.1. In addition, ACNB is providing supplemental information regarding the proposed merger in the attached presentation slides attached as Exhibit 99.2.

Caution Regarding Forward-Looking Statements

This information presented herein contains forward-looking statements. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the proposed merger between ACNB and NW Bancorp, (ii) ACNB’s and NW Bancorp’s plans, obligations, expectations and intentions and (iii) other statements presented herein that are not historical facts. Words such as “anticipates,” “believes,” “intends,” “should,” “expects,” “will,” and variations of similar expressions are intended to identify forward-looking statements. These statements are based on the beliefs of the respective managements of ACNB and NW Bancorp as to the expected outcome of future events and are not guarantees of future performance. These statements involve certain risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, and degree of occurrence. Results and outcomes may differ materially from what may be expressed or forecasted in forward-looking statements. Factors that could cause results and outcomes to differ materially include, among others, the ability to obtain required regulatory and stockholder approvals and meet other closing conditions to the transaction; the ability to complete the merger as expected and within the expected timeframe; disruptions to customer and employee relationships and business operations caused by the merger; the ability to implement integration plans associated with the transaction, which integration may be more difficult, time-consuming or costly than expected; the ability to achieve the cost savings and synergies contemplated by the merger within the expected timeframe, or at all; changes in local and national economies, or market conditions; changes in interest rates; regulations and accounting principles; changes in policies or guidelines; loan demand and asset quality, including real estate values and collateral values; deposit flow; the impact of competition from traditional or new sources; and the other factors detailed in ACNB’s publicly filed documents, including its Annual Report on Form 10-K for the year ended December 31, 2015. ACNB and NW Bancorp assume no obligation to revise, update, or clarify forward-looking statements to reflect events or conditions after the date of this report.

Additional Information about the Merger and Where to Find It

This information presented herein does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger, ACNB will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 with respect to the offering of ACNB common stock as the merger consideration under the Securities Act of 1933, as amended, which will include a proxy statement of NW Bancorp and a prospectus of ACNB. A definitive proxy statement/prospectus will be sent to the shareholders of NW Bancorp seeking the required stockholder approvals. Before making any voting or investment decision, investors and security holders are urged to read the registration statement and proxy statement/prospectus and other relevant documents when they become available because they will contain important information about ACNB, NW Bancorp, and the merger.

Investors and security holders will be able to obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Investors and security holders may also obtain free copies of these documents by directing a request by telephone or mail to ACNB Corporation, 16 Lincoln Square, P.O. Box 3129, Gettysburg, PA 17325; (717) 334-3161, or by directing a request by telephone or mail to New Windsor Bancorp, Inc., 222 E. Baltimore Street, Taneytown, MD 21787; (410) 756-1580.

NW Bancorp and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of NW Bancorp in connection with the merger. Information about the directors and executive officers of NW Bancorp and their ownership of NW Bancorp common stock may be obtained by reading the proxy statement/prospectus regarding the merger when it becomes available. Additional information regarding the interests of these participants and other persons who may be deemed participants in the merger may be obtained by reading the joint proxy statement/prospectus regarding the merger when it becomes available.

ITEM 9.01                                  Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Joint Press Release dated November 22, 2016

99.2	Presentation Slides dated November 22, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: November 22, 2016	/s/ Thomas A. Ritter
Thomas A. Ritter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint Press Release dated November 22, 2016

99.2	Presentation Slides dated November 22, 2016